UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): September 21, 2012

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10380 Bren Road West, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations.

Item 1.01    Entry into a Material Definitive Agreement.

Arrangement Agreement

On September 21, 2012, Digital River, Inc., (“Digital River”), LML Acquisition Corp. a Canadian corporation existing under the laws of British Columbia, Canada and direct wholly-owned subsidiary of Digital River (“Merger Sub”), and LML Payment Systems, Inc., a corporation existing under the laws of British Columbia, Canada (“LML”) entered into an Arrangement Agreement (the “Arrangement Agreement”), which contemplates the acquisition by Digital River, through Merger Sub, of all of the outstanding equity securities of LML pursuant to a “plan of arrangement” (the “Arrangement”) under Canadian law. Upon the terms and subject to the conditions set forth in the Arrangement Agreement, which has been approved by the Boards of Directors of all parties to the Arrangement Agreement, (i) LML will become a direct wholly-owned subsidiary of Digital River, (ii) each share of LML common stock issued and outstanding immediately prior to the closing will be acquired for US$3.45 in cash (the “Per-Share Consideration”), and (iii) all outstanding options and warrants to acquire shares of LML common stock will be acquired for a cash amount equal to the amount, if any, by which the number of common shares underlying such option or warrant, multiplied by the Per-Share Consideration, exceeds the aggregate exercise price payable under the option or warrant to acquire the common shares underlying the option or warrant.

The Arrangement is to be implemented by way of a statutory plan of arrangement and is subject to the approval of 66 2/3% of the votes cast by LML’s common shareholders at a meeting of LML shareholders, the approval of the British Columbia Supreme Court, and other customary closing conditions. The dates for LML’s shareholder meeting for purposes of voting to adopt the Arrangement Agreement and for the closing of the Arrangement have not yet been determined, but the shareholder meeting and the closing of the Arrangement are expected to occur during the latter half of the fourth quarter of 2012 or the first quarter of 2013.

The Arrangement Agreement contains certain customary covenants and agreements, including covenants with respect to the operation of the business of LML and its subsidiaries between signing and closing, governmental filings and approvals, public disclosures and similar matters. In addition, LML has agreed not to (i) solicit proposals relating to alternative business combination transactions and (ii) subject to certain exceptions, enter into discussions, or enter into any agreement concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

The Arrangement Agreement provides for certain termination rights in favor of each of Digital River and LML. In addition, the Arrangement Agreement provides that, in connection with the termination of the Arrangement Agreement under certain specified circumstances, including termination by Digital River in the event LML’s board withdraws or adversely modifies its recommendation of the Arrangement Agreement or approves or recommends a proposal for an alternative business combination transaction, LML may be required to pay Digital River a termination fee of $3 million, which is approximately 2.9% of the aggregate consideration to be paid in the Arrangement. In the event LML terminates the Arrangement Agreement on the basis of a breach by Digital River, Digital River will be required to pay LML a termination fee of $3 million.

The foregoing description of the Arrangement Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The representations, warranties and covenants of the parties contained in the Arrangement Agreement have been made solely for the benefit of such parties. In addition, such representations, warranties and covenants (i) have been made solely for the purposes of the Arrangement Agreement, (ii) have been qualified by confidential disclosures made by the parties to each other in connection with the Arrangement Agreement, (iii) are subject to materiality qualifications contained in the Arrangement Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Arrangement Agreement or such other date as is specified in the Arrangement Agreement, and (v) have been included in the Arrangement Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Arrangement Agreement is included with this filing only to provide investors with information regarding the terms of the Arrangement Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Lock-Up and Support Agreements

In connection with the execution of the Arrangement Agreement, Merger Sub entered into Lock-Up and Support Agreements with each of the directors of LML, as well as Craig Thomson, President, Richard R. Schulz, Controller and Chief Accounting Officer, and Carolyn L. Gaines, Corporate Secretary (the “Supporting Officers and Directors”), and with Don G. Choquer and certain of his affiliates and Millennium Partners, L.P. (the “Supporting Shareholders” and, together with the Supporting Officers and Directors, the “Supporting Parties”). The Supporting Parties beneficially own in the aggregate approximately 32.9% of the outstanding shares of LML common stock as of the date of the Arrangement Agreement.

Under the Lock-Up and Support Agreements, the Supporting Parties have agreed during the term of the Lock-Up and Support Agreements to vote all of their shares in favor of the Arrangement and the Arrangement Agreement and against any action or agreement that might reasonably be regarded as being in opposition to the Arrangement Agreement. The Supporting Parties are subject to certain non-solicitation restrictions set forth in the Lock-Up and Support Agreements.

The Lock-Up and Support Agreements terminate on the earliest of (i) a breach of a covenant, representation or warranty under the Agreement by Digital River, (ii) the date the Arrangement Agreement is terminated in accordance with its terms, (iii) the Closing of the Arrangement, (iv) the delivery of notice by Merger Sub of the termination of the Lock-Up and Support Agreements and (v) the mutual written agreement of Merger Sub and the Supporting Shareholder.

Unlike the Lock-Up and Support Agreements signed by the Supporting Officers and Directors, the Lock-Up and Support Agreements signed by the Supporting Shareholders prohibit Merger Sub from entering into any Lock-Up and Support Agreement with a person or persons beneficially owning 5% or more of LML’s outstanding common stock on terms more favorable to Merger Sub than Lock-Up and Support Agreements signed by the Supporting Shareholders. The Lock-Up and Support Agreements signed by the Supporting Shareholders also permit the Supporting Shareholders to transfer the shares covered thereby under certain circumstances and subject to certain conditions. Additionally, under the Lock-Up and Support Agreements signed by the Supporting Shareholders, the Supporting Shareholders can terminate the Lock-Up and Support Agreement if the Arrangement is not completed prior to February 22, 2013, even if the Arrangement Agreement has not been terminated as of such date.

The foregoing description of the Lock-Up and Support Agreements does not purport to be a complete description and is qualified in its entirety by reference to the Lock-Up and Support Agreements, which are attached hereto as Exhibit 10.1 — 10.9, and are incorporated herein by reference.

Item 8.01    Other Events.

Press Release

We issued a joint press release with LML announcing entry into the Arrangement Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

In addition to the historical information contained herein, this press release contains forward-looking statements, such as statements regarding Digital River’s anticipated future performance, including the ability of Digital River and LML to consummate the Arrangement on the terms described herein (or at all) and to integrate their business and product offerings. Such forward-looking statements can be identified by the words “believes,” “intends,” “expects” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Digital River, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties, include, but are not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between Digital River, Merger Sub and LML, the ability to successfully complete the proposed transaction in accordance with its terms and in accordance with expected schedule, the ability to obtain shareholder, regulatory or other approvals for the proposed transaction on the terms proposed and on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers, and employees, the financial performance of Digital River and LML following completion of the proposed transaction, the ability to successfully integrate the businesses of Digital River and LML, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies), the risk that anticipated benefits of the proposed transaction may take longer to realize than expected, and other risks such as the variability in Digital River’s operating results and competition in the electronic commerce and payments markets. Additional information concerning other risk factors is contained in our most recent Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and Digital River undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning Digital River, the proposed transaction, or other matters and attributable to Digital River or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information and Where to Find It

LML intends to file a proxy statement with the United States Securities and Exchange Commission (“SEC”) in connection with the Arrangement. Shareholders of LML are urged to read the proxy statement when it becomes available, because it will contain important information. Shareholders of LML will be able to obtain a free copy of the proxy statement, as well as other filings containing information about LML and the Arrangement, when available, without charge, at the SEC’s Internet site (www.sec.gov). In addition, copies of the proxy statement and other filings containing information about LML and the Arrangement can be obtained, when available and without charge, by directing a request to LML, Attention: Investor Relations, 1140 West Pender Street, Suite 1680, Vancouver, British Columbia V6E 4G1, by phone at (800) 888-2260, or on LML’s website at www.lmlpayment.com.

Digital River, LML and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from LML’s shareholders in respect of the Arrangement. You can find information about Digital River’s directors and executive officers in Digital River’s definitive annual proxy statement filed with the SEC on April 18, 2012. You can obtain free copies of Digital River’s annual proxy statement by contacting Digital River’s investor relations department. You can find information about LML’s directors and executive officers in LML’s definitive annual proxy statement filed with the SEC on July 31, 2012. You can obtain free copies of LML’s annual proxy statement, and LML’s proxy statement in connection with the Arrangement (when it becomes available), by contacting LML’s investor relations department. Additional information regarding the interests of LML’s directors and executive officers will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz
Name: Stefan B. Schulz
Title: Chief Financial Officer
Date: September 24, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Arrangement Agreement, dated as of September 21, 2012, by and among Digital River, Inc., LML Acquisition Corp. and LML Payment Systems Inc.*

Exhibit 10.1	Lock-Up and Support Agreement, dated as of September 21, 2012, by and among LML Acquisition Corp., Patrick H. Gaines, Keats Investments Ltd. and 397389 British Columbia Ltd.

Exhibit 10.2	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and among LML Acquisition Corp., Craig Thomson and 588267 BC Ltd.

Exhibit 10.3	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and Carolyn L. Gaines

Exhibit 10.4	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and Richard R. Schulz

Exhibit 10.5	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and Greg A. MacRae

Exhibit 10.6	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and Jacqueline Pace

Exhibit 10.7	Management Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and David C. Cooke

Exhibit 10.8	Shareholder Lock-Up and Support Agreement, dated as of September 21, 2012, by and between LML Acquisition Corp. and Millennium Partners, L.P.

Exhibit 10.9	Shareholder Lock-Up and Support Agreement, dated as of September 21, 2012, by and among LML Acquisition Corp., 847279 BC Ltd., C-Quest Holdings Ltd., Titan Investments Corp. and Don G. Choquer

Exhibit 99.1	Joint Press Release

*                 Certain of the schedules and similar attachments are not filed but Digital River, Inc. undertakes to furnish a copy of the schedules or similar attachments to the SEC upon request.